                                                                    EXHIBIT 99.5

                       CONFIDENTIAL SETTLEMENT AGREEMENT
                       ---------------------------------
                              AND MUTUAL RELEASE
                              ------------------

     This Confidential Settlement Agreement and Mutual Release (this "Agreement") is entered into as of February 25, 2001, by and between Stephen A. Dukker ("Dukker"), on one hand, and eMachines, Inc. (the "Company"), on the other hand. Dukker and the Company are collectively referred to as the "Parties."

                                   RECITALS
                                   --------

     WHEREAS, the Company is in the business of selling personal computers to develop ongoing Internet-based consumer relationships and Dukker has served as its Chief Executive Officer ("CEO") since September 18, 1998;

     WHEREAS, the Parties entered into an Amended and Restated Employment Agreement, dated August 18, 1999, wherein certain terms and conditions of Dukker's employment with the Company as its CEO are set forth (the "Employment Agreement");

     WHEREAS, certain disputes, including regarding the Employment Agreement, have arisen between the Parties; and

     WHEREAS, the Parties wish to resolve fully and finally these disputes;

     NOW, THEREFORE, in consideration of these Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are expressly acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

                                   AGREEMENT
                                   ---------

     1.  Dukker's Relationship with the Company.  Upon notification from one of
         --------------------------------------
the members of the Compensation Committee of the Board of Directors of the Company, Dukker shall resign all of his positions as an officer or director, or any other Board appointment, of the Company and any of its affiliates or subsidiaries, including but not limited to his positions as President and CEO of the Company, by executing and submitting to the Company the letter attached hereto as Attachment A. Dukker shall assist the Company in its efforts to
          ------------
retain a new CEO and, at reasonable times and locations and upon reasonable notice actually received (including by facsimile), shall assist the new CEO in transitioning to this position as needed, such assistance not to exceed 20 hours in the first 30 days following the date this Agreement is signed by the Parties and five (5) hours during each 30-day period thereafter through September 18, 2001.

     2.  Payments to Dukker. In lieu of any payments or benefits provided to
         ------------------
Dukker Employment Agreement:

         (a) Dukker shall receive $1,600,000.00 in cash from the Company, payable as follows: $800,000.00 within eight (8) business days of the date this Agreement is signed by the Parties; $400,000.00 within three months of the date this Agreement is signed by the Parties; and $400,000 within 30 days of the expiration of the Employment Agreement on September 18, 2001. Each of these payments will be subject to normal payroll withholding and deductions. In addition, one of the two $400,000.00 payments shall be subject to required withholdings and deductions on the income to Dukker attributable to the Company's forgiveness of Dukker's $200,000.00 promissory note as more fully set forth in Paragraph 3 of this Agreement.

         (b) If Dukker resigns his positions as President and CEO prior to September 18, 2001, within eight (8) business days thereafter, Dukker shall receive a lump sum payment equal to the net present value of his remaining salary, at the same rate as in effect immediately prior to his resignation, through September 18, 2001, less normal payroll withholding and deductions.
The parties agree that a discount rate of 5% shall be used to compute net present value. Dukker acknowledges that the Company is not obligated to continue to pay his health insurance premiums (or other benefits) following his resignation, but that he will have the option to continue his health care coverage, at his own expense, in accordance with the provisions of federal law.

         (c) Dukker acknowledges that he has been reimbursed by the Company for all of his business expenses and that the Company has no obligation to him, beyond the payments set forth in Paragraphs 2(a) and 2(b), for any accrued compensation or expenses. Dukker represents and agrees that after the date of this Agreement, he will not use his corporate American Express card except for business travel between San Francisco and Irvine, without the advance written approval of the Company, and further agrees that the Company may deduct any amounts charged to Dukker's corporate American Express card for non-business expenses from any payment to Dukker pursuant to this Agreement.

         (d)  Attached hereto as Attachment B is a breakdown of the payments
                                 ------------
that will be made to Dukker within eight (8) business days of the date this Agreement is signed by the Parties.

     3.  Forgiveness of Dukker's Promissory Note.  On the earlier of
         ---------------------------------------

(i) the due date for the first scheduled payment under this Agreement following the date on which the Form S-3 Registration Statement referenced in Attachment C
                                                                    ------------
is declared
effective, and (ii) the due date for the last scheduled payment under this Agreement, the Company shall forgive the $200,000.00 promissory note, and all interest accrued thereon, executed by the Parties in connection with Dukker's purchase of stock pursuant to that certain Initial Capitalization Agreement dated as of June 10, 1999.

     4.  Registration Rights. Attachment C is hereby incorporated by reference
         -------------------  ------------
as if set forth in its entirety herein.

     5.  Cancellation of Company Stock Options.  The Company shall immediately
         -------------------------------------
cancel all stock options previously granted to Dukker, including 2,000,000 shares with an exercise price of $9.00 per share and 227,897 shares with an exercise price of $1.61 per share.

     6.  Releases.
         --------

         (a)  Release by Dukker. Dukker hereby knowingly and voluntarily, fully
              -----------------
and finally releases, acquits, and forever discharges the Company and each of its respective affiliates and subsidiaries, each of their present and former officers, directors, members, shareholders, agents, partners, consultants, advisors, family members and employees, and the successors or assigns of said persons and entities ("the Company Released Parties"), from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities that Dukker had, now has, or may hereafter claim to have against the Company Released Parties, arising out of or relating in any way to Dukker's employment with the Company, his service as a Board Member of the Company or any of its affiliates or subsidiaries, his status as a shareholder of the Company or any of its affiliates or subsidiaries, and any and all alleged acts or omissions of the Company Released Parties, whether known or unknown, or any other claim relating to any of the Company Released Parties from the beginning of time through date of this Agreement, except: (i) as otherwise provided in Paragraph 6(e) of this Agreement, or (ii) in the event that any of the Company Released Parties (other than the Company) files a claim or action against Dukker, then nothing in this Paragraph 6(a) shall prevent Dukker from bringing a counterclaim limited to the subject matter of such claim or action.

         (b)  Release by Company. The Company hereby knowingly and voluntarily,
              ------------------
fully and finally releases, acquits, and forever discharges Dukker and each of his heirs, executors, representatives and administrators (the "Dukker Released Parties") from any and all claims, charges, complaints, liens, demands, causes of action, obligations, damages and liabilities that the Company had, now has, or may hereafter claim to have against the Dukker Released Parties, arising out of or relating in any way to Dukker's employment with the Company, his service as a Board Member of the Company or any of its affiliates or subsidiaries, his status as a shareholder of the

Company or any of its affiliates or subsidiaries, and any and all alleged acts or omissions of the Dukker Released Parties, whether known or unknown, or any other claim relating to any of the Dukker Released Parties from the beginning of time through date of this Agreement.

               (c) The releases set forth in this Paragraph 6 specifically extend to, without limitation, claims or causes of action for breach of an express or implied contract, interference with prospective economic advantage, breach of the covenant of good faith and fair dealing, breach of fiduciary duty, discrimination, harassment, fraud, misrepresentation, conversion, defamation, slander, infliction of emotional distress, disability, loss of future income, and claims under the Age Discrimination in Employment Act ("ADEA"), California Constitution, the United States Constitution, and applicable local, state, and federal anti-discrimination laws, statutes or regulations.

               (d)  Each of the Parties expressly waives all rights afforded by
Section 1542 of the Civil Code of the State of California ("Section 1542"), which states as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release, each of the Parties understands and agrees that, except as otherwise set forth in Paragraph 6(e) of this Agreement, this Agreement is intended to include all claims, if any, that either may have which he or it does not now know or suspect to exist in his or its favor and that this Agreement extinguishes those claims.

               (e) Notwithstanding the above, nothing in this Paragraph 6 is intended to deprive Dukker of any indemnification rights: (i) pursuant to California Labor Code section 2802, or (ii) as an officer or director, pursuant to coverage provided by the Company's bylaws or insurance policies, or any contract for indemnity between Dukker and the Company, all as subject to applicable law. A copy of the Indemnification Agreement between eMachines, Inc. and Stephen Dukker dated as of June 1, 1999 is attached hereto as Attachment D.
                                                                  ------------

          7.   Review And Revocation Period. Dukker acknowledges that the
               ----------------------------
Company has advised him that he may consult with an attorney of his choosing prior to signing this Agreement and that he has twenty-one (21) days during which to consider the provisions of this Agreement, although he may sign and return it sooner. Dukker further acknowledges that he has been advised by the Company that he has the right to revoke the release provisions of this Agreement for a period of seven (7) days after signing it and that this Agreement shall not become effective or enforceable until such seven (7)-day revocation period has expired. Dukker acknowledges and agrees that if he wishes to revoke the release provisions of this Agreement, he must do so in writing, and that such revocation must be signed by him and received by the Company no later than 5:00 p.m. on the seventh (7th) day after Dukker has signed this Agreement. Dukker acknowledges and agrees that, in the event that Dukker revokes the release provisions of this Agreement, he shall have no right to receive any benefits hereunder, including those set forth in Paragraphs 2-4 of this Agreement. Dukker further acknowledges that he has consulted with an attorney regarding signing this Agreement.

          8.   No Further Claims.
               -----------------

               (a) No Further Claims by Dukker. Dukker agrees forever to refrain
                   ---------------------------
from filing, making or otherwise initiating any action, charge, claim, demand, grievance, arbitration or other legal action (whether at law, in equity, or any other basis) against the Company Released Parties or any of them over matters released or waived in Paragraph 6 above and further agrees forever to refrain from participating in any action, complaint, charge, claim, demand, grievance, arbitration or other legal action initiated or pursued by any individual, group of individuals, partnership or corporation or other entity against the Company Released Parties or any of them relating in any way to matters released or waived in Paragraph 6 above, except to the extent such waiver is prohibited by law, order or regulation. If Dukker is identified in any class action related in any way to matters released or waived in Paragraph 6 above, he shall permanently opt out of the class at the first available opportunity.

               (b) No Further Claims by Company.  The Company agrees forever to
                   ----------------------------
refrain from filing, making or otherwise initiating any action, charge, claim, demand, grievance, arbitration or other legal action (whether at law, in equity, or any other basis) against the Dukker Released Parties or any of them over matters released or waived in Paragraph 6 above and further agrees forever to refrain from participating in any action, complaint, charge, claim, demand, grievance, arbitration or other legal action initiated or pursued by any individual, group of individuals, partnership or corporation or other entity against the Dukker Released Parties or any of them relating in any way to matters released or waived in Paragraph 6 above, except to the extent such waiver is prohibited by law, order or regulation.

          9.   No Admission of Liability. Nothing in this Agreement shall be
               -------------------------
construed as an admission of liability by the Parties. The Parties acknowledge and agree that this Agreement shall not be interpreted to render any of the Parties a prevailing party for any purpose, including, without limitation, an award of attorneys' fees or costs under any applicable statute, contract, or otherwise.

          10.  Cooperation with the Company. During the remainder of his
               ----------------------------
employment with the Company, and continuing thereafter, Dukker agrees that he shall cooperate with the Company, its affiliates and subsidiaries, and each of their respective attorneys or other legal representatives (collectively, the "Company attorneys") in connection with any claim, litigation, or judicial or arbitral proceeding which is now pending or may hereinafter be brought against the Company and/or its affiliates or subsidiaries by any third party, including Dukker's appearance as a witness at depositions or trials, without necessity of a subpoena, in order to state truthfully his knowledge of matters at issue. The Company shall promptly reimburse Dukker for his actual and reasonable travel or other expenses that he may incur in cooperating with the Company as called for in this Paragraph 10. At reasonable times and locations and upon reasonable notice actually received (including by facsimile), Dukker shall provide such other cooperation as the Company may reasonably request to assist the Company in the administration of its business, it being expressly agreed that: (i) requests for such cooperation which do not require more than four (4) hours of Dukker's time in any 30-day period for one (1) year following the date of this Agreement are reasonable, and (ii) reasonable notice for purposes of both this Paragraph and Paragraph 1 of this Agreement shall be three (3) business days for telephonic meetings and ten (10) business days for in-person meetings, except where such notice is not practicable due to unforeseen circumstances or circumstances beyond the Company's control, in which case the Parties agree to use their best efforts to agree upon a reasonable time and location for Dukker's assistance. Dukker hereby acknowledges that all actions he and, to the best of his knowledge, the Board of Directors of the Company have taken through the date of this Agreement relating to the Company and its business and its stockholders have been in the best interests of the Company and its stockholders. Dukker further agrees that he will immediately forward to the Company any business information related to the Company that is inadvertently directed to him following his resignation from the Company as its President and CEO. The Company agrees that it will immediately forward to Dukker any mail addressed to him at the Company's offices which does not relate to the Company's business or affairs.

          11.  No Disparagement. Dukker agrees not to make any public or private
               ----------------
statements on or after the date of this Agreement that are disparaging of any of the Company Released Parties, or any of their past, present or future policies, procedures, practices, decision-making, conduct, investment programs or prospects, professionalism or compliance with standards. The Company agrees not to make any public or private statements on or after the date of this Agreement that are disparaging of the Dukker Released Parties or any of Dukker's past, present or future policies, procedures, practices, decision-making, conduct, investment programs or prospects, professionalism or compliance with standards.

          12.  Return of Property. Upon his resignation as President and CEO of
               ------------------
the Company, as set forth in Paragraph 1 above, Dukker shall promptly return any property of the Company in his possession or control, including but not limited to the Company's PC, computer equipment, blackberry, cellular phones, other electronic equipment, documentation, corporate credit cards, office keys and electronic key cards, company car and keys, golf clubs and equipment, furniture, and the like.

          13.  Confidentiality. Until such time as any of the terms of this
               ---------------
Agreement have been made public by the Company, Dukker hereby agrees that neither he nor any of his representatives shall reveal to anyone, except his immediate family, the existence of this Agreement and any of its negotiations, terms, or conditions, unless (i) such disclosure is authorized in a writing and signed by all Parties, (ii) disclosure is required by law, court order, or to the extent necessary to legally enforce this Agreement (but only if Dukker notifies the Company of a disclosure obligation or request within three (3) business days after he learns of it and does not oppose the Company's taking all steps it deems to be appropriate to prevent or limit the required disclosure), or (iii) the specific disclosure of the amounts and types of payments received by Dukker to his accountants is required for income tax purposes only or to his financial advisors is necessary and appropriate for purposes of rendering investment or financial advice. Once any of the terms of this Agreement have been made public by the Company, Dukker shall have no further confidentiality obligation under this Paragraph 13 with respect to the contents of the Agreement. Disclosure of any information regarding this Agreement and any of its negotiations, terms, or conditions known by Dukker's representatives, immediate family, accountants or financial advisors ("Dukker's Confidants") is only permissible to the extent that each of Dukker's Confidants agrees to honor this confidentiality agreement. Violation of this confidentiality requirement by any of Dukker's Confidants will be treated as a violation of this Agreement by Dukker.

          14.  Assignment of Rights. Dukker represents and warrants that there
               --------------------
has been no assignment or other transfer of any interest in any claim he may have against the Company Released Parties and Dukker agrees to indemnify and hold harmless the Company Released Parties from any liability, claim, demand, damages, costs, expenses, and attorneys' fees incurred by the Company or its affiliates or subsidiaries as a result of any such assignment or transfer.

          15.  Arbitration. If any dispute or claim arising out of or relating
               -----------
to this Agreement cannot be settled through direct discussions, the Parties agree to endeavor first to settle the dispute in an amicable manner by mediation administered by the American Arbitration Association ("AAA") in Orange County, California before a retired judge of the Superior Court or the Court of Appeals of California or of the United States District Court of any district in California or the United States Court of Appeals of the Ninth Circuit. Such mediation shall be conducted as promptly as practicable and in accordance with the rules of AAA. Thereafter, any unresolved dispute or claim arising from or relating to this Agreement shall be settled by binding arbitration in Orange County, California, administered by AAA in accordance with its National Rules for the Resolution of Employment Disputes. The arbitrator will be Judge Judith Ryan, Ret., or, if Judge Ryan is not available, a retired judge of the United States District Court for the Central District of California or of the Superior Court of the State of California in and for the County of Orange. The arbitration proceeding will be conducted pursuant to California Code of Civil Procedure Section 1283.05. Each Party hereto shall bear (i) one-half of the arbitrator's fee and any administrative fees associated with the arbitration and (ii) all of its own attorneys' fees and costs. The remedy provided by this binding arbitration provision is exclusive. Should either Party pursue any other legal or administrative action with respect to any matter included within this binding arbitration provision, the responding party shall be entitled to recover its costs, expenses and attorneys' fees incurred as a result of each action. The prevailing party in such arbitration may file an action in court to confirm and to enforce the arbitration award. The provisions of this Paragraph 9 shall survive any termination or revocation of this Agreement.

          16.  Successors and Assigns. The Company may assign this Agreement to
               ----------------------
any of its successor entities and this Agreement shall be binding upon the successors and assigns of the Company as well as the heirs, executors, administrators, and other legal representatives of Dukker.

          17.  Governing Law. This Agreement shall be governed by and construed
               -------------
and enforced pursuant to the laws of the State of California without regard to its conflict of laws rules.

          18.  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, and may include multiple signature pages, all of which shall be deemed to be one instrument. Fully executed copies of this Agreement may be used in lieu of the original.

          19.  Notices. Any notice which is required or permitted to be given
               -------
under this Agreement by one Party to another Party shall be in writing and may be delivered (1) personally (in which case the notice will be deemed given on the day actually delivered (or if such day is not a business day, the next business day)), (2) by United States registered or certified mail, postage prepaid (in which case the notice will be deemed given on the second business day following the date of mailing), (3) by

Federal Express or other reputable courier service regularly providing evidence of delivery, with charges paid by the party sending the notice (in which case the notice will be deemed given on the day following mailing by such means (or if such day is not a business day, the next business day)); or (4) by telecopy (in which case the notice will be deemed given on the day actually delivered (or if such day is not a business day, the next business day)), provided that such telecopy shall be immediately followed by delivery of such notice pursuant to clause (1), (2) or (3) above. Any such notice shall be addressed as follows (subject to the right of a Party to designate a different address for itself by notice similarly given):

To Dukker:          Stephen A. Dukker
                    2830 Buchanan Street
                    San Francisco, California   94123
                    Fax (by prior arrangement only): (415) 674-1670 and

                    Levi, Ram, Olson & Rossi LLP
                    639 Front Street
                    San Francisco, California   94111
                    Attention:  Anna M. Rossi
                    Facsimile:  (415) 433-7311

To the Company:     eMachines, Inc.
                    14350 Myford Road, Bldg. #100
                    Irvine, California 92606
                    Attention: General Counsel
                    Facsimile: (714) 505-5048

                    and

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    300 South Grand Avenue, Suite 3400
                    Los Angeles, California 90071
                    Karen L. Corman, Esq.
                    Facsimile: (213) 687-5600

          20.  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
between the Parties relating to the matters set forth herein and supersedes any and all other prior or contemporaneous agreements, understandings, negotiations, or discussions, either oral or in writing, express or implied, between the Parties regarding such matters. The Parties each acknowledge that no representations, inducements, promises, agreements or warranties, oral or otherwise, have been made by them, or anyone acting on their behalf, which are not embodied in this Agreement and that they have not executed this Agreement in reliance on any such representation, inducement, promise, agreement or warranty. The terms of this Agreement are intended by the Parties to be the final expression of the matters herein and the Parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms. This Agreement may not be modified or amended except by a written instrument signed by Dukker and a duly authorized representative of the Company.

          IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day and year set forth below.

AGREED:
                                        By:  /s/ Stephen A. Dukker
                                             --------------------------
                                             Stephen A. Dukker

AGREED:
                                        eMACHINES, INC.

                                        By:  /s/ John A. Muskovich
                                             --------------------------
                                                   John A. Muskovich
                                                   Chief Financial Officer

                                 Attachment A

________  __, 2001

Board of Directors
eMachines, Inc.
14350 Myford Road, Bldg. #100
Irvine, California 92606

Dear Board Members,

Effective immediately, I hereby resign from all Board appointments and positions as an officer or director of eMachines, Inc., and its affiliates and subsidiaries, including but not limited to my positions as President and CEO of eMachines, Inc., in order to pursue other business activities.

Very truly yours,


Stephen A. Dukker

                                 Attachment B





           Bonus                                          $  800,000.00
           Forgiven Loan
           Salary Through 9/21 discounted at 5%              239,216.41
           PTO (326.56 hours)                                 62,800.00
                                                          -------------
                                                           1,102,016.41

           FICA (6.2% up to $80k)    $      692.48
           Medicare (1.45%)              15,979.24
           SDI/SUI (.9% $46k max)              -
           Federal Withholding (28%)    308,564.59
           State Withholding (6%)        66,120.98
                                     -------------

           Total Withholding                                 391,357.30
                                                          -------------

                                                             710,659.11
           Loan Received
                                                          -------------

           Net Amount Due                                 $  710,659.11
                                                          =============

                                 Attachment C

4.   Registration Rights

     4.1  Certain Definitions.  As used in this Paragraph 4, the following terms
          -------------------
shall have the following respective meanings:

     "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" means the Company's common stock, par value $0.0000125 per
      ------
share.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
      ------------
any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Form S-3" means such form under the Securities Act as is in effect on the
      --------
date of this Agreement or any registration form under the Securities Act subsequently adopted by the Commission that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

     "Registrable Securities" means (i) the 8,000,000 shares of Common Stock
      ----------------------
owned of record by Dukker on the date of this Agreement and (ii) any shares of Common Stock issued or issuable in respect of the securities described in clause
(i) above upon any stock split, stock dividend, recapitalization, merger or other reorganization; provided, however, that Registrable Securities shall not
                      --------  -------
include any (a) securities that have previously been registered, (b) securities that have been sold in a public distribution or a public securities transaction, or (c) securities that have been otherwise sold or transferred by Dukker after the date of this Agreement.

     "Register," "registered" and "registration" refer to a registration
      --------    ----------       ------------
effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" means all expenses, except Selling Expenses,
      ------------
incurred by the Company in complying with this Paragraph 4, including without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

     "Rule 144" means Rule 144 promulgated under the Securities Act as the same
      --------
shall be in effect at the time or such successor rule adopted by Commission.

     "Securities Act" means the Securities Act of 1933, as amended, or any
      ----------
similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" means all underwriting discounts, selling commissions,
      -------
brokerage fees and stock transfer taxes applicable to the securities registered
---------
by Dukker and all fees and disbursements of counsel to Dukker.

     4.2  Registration on Form S-3.

          (a)  Registration. The Company shall use all reasonable efforts (i) to
               ------------
cause one registration statement on Form S-3 (as such registration statement may be amended or supplemented, the "Registration Statement") for an offering to be
                                 ----------------------
made on a delayed or continuous basis pursuant to Rule 415 promulgated under the Securities Act covering all Registrable Securities to be filed promptly after the date that the Company becomes eligible to use Form S-3 for such registration and in any event within seven (7) business days of such date and (ii) to have the Registration Statement declared effective by the Commission as soon as practicable thereafter and in any event within 90 days after the filing thereof. The Company shall use all reasonable efforts to keep the Registration Statement effective until the earlier of the one-year anniversary of the effective date of this Agreement or the date upon which Dukker no longer holds any Registrable Securities. After such date, the Company shall have no obligation to keep the Registration Statement effective.

          (b)  Limitations on Registration and Sale of Registrable Securities.
               --------------------------------------------------------------
Notwithstanding anything in this Agreement to the contrary, the Company's obligations and Dukker's rights under this Paragraph 4 are subject to the limitations and qualifications set forth below.

               (i) Dukker will notify the Company within five (5) business days prior to the date on which he intends to sell Registrable Securities pursuant to the Registration Statement.

               (ii) Dukker's sales of Registrable Securities pursuant to the Registration Statement shall not exceed, during any 3-month period, the number of Registrable Securities that Dukker would then be permitted to sell under Rule 144(e) assuming that the holding period requirements of Rule 144(d) are met.

               (iii) Dukker's use of the Registration Statement to sell Registrable Securities shall be suspended upon the occurrence of any event described in the first sentence of Paragraph 4.2(c)(iv) and shall remain suspended until the Company files such amendment or supplement as is contemplated by the second sentence of Paragraph 4.2(c)(iv).

               (iv) The Company's obligations under this Section 4 are conditioned upon its being eligible to register its securities on Form S-3 at the time any such registration is otherwise required hereunder, and the Company's obligations under this Paragraph 4 shall terminate if the Common Stock is no longer registered pursuant to Section 12(b) or Section 12(g) of the Exchange Act.

               (v) No distribution of Registrable Securities may be made pursuant to an underwritten offering without the Company's prior written consent, which shall not be withheld unreasonably or in bad faith.

               (vi) At any time that the Company is obligated under this Agreement to permit Dukker to sell Registrable Securities pursuant to a registration statement on Form S-3, the Company may include such Registrable Securities in a registration effected for the benefit of the Company and/or other selling stockholders, in which case the registration statement relating to such registration shall constitute a "Registration Statement." In the event that such registration is in connection with an underwritten offering and if Dukker intends to participate in such registration, Dukker shall enter into an underwriting agreement in customary form with the managing underwriter selected by the Company, and Dukker shall have the right to sell such number of Registrable Securities as is equal to 20% of the aggregate number of shares of Common Stock proposed to be sold by the Company and the other selling stockholders.

          (c)  Registration Procedures. In connection with any registration
               -----------------------
required under this Agreement, the Company shall take the actions set forth below.

               (i) The Company shall furnish to Dukker such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Dukker may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Dukker.

               (ii) The Company shall notify Dukker of any stop order issued or threatened by the Commission with respect to the Registration Statement and will take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

               (iii) The Company shall use all reasonable efforts to register or qualify the Registrable Securities under the securities or "blue sky" laws of each State of the United States of America as Dukker reasonably requests; provided that the Company shall not be required to (A) qualify generally to do
--------
business in any jurisdiction where it would not otherwise be required to qualify but for this Paragraph 4.2(c)(iii), (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction.

               (iv) The Company shall notify Dukker of the happening of any event which comes to the Company's attention if, as a result of such event, the prospectus included in the Registration Statement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Following such event, the Company shall prepare and furnish to Dukker and use all reasonable efforts to file with the Commission a supplement or amendment to such prospectus so that such prospectus will no longer contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that in the event that
                                      --------  -------
the Company determines that disclosure of an event described in the first sentence of this Paragraph 4.2(c)(iv) would be detrimental to the Company's business or the interests of its stockholders, the Company may defer filing such amendment or supplement until it determines that disclosure would not be detrimental. Upon receipt of a notice from the Company pursuant to this Paragraph 4.2(c)(iv), Dukker shall keep the fact and content of such notice, and the event or circumstances giving rise to such notice, confidential.

     4.3  Other Registration Rights.  Dukker acknowledges that certain other
          -------------------------
stockholders of the Company may now or hereafter have registration rights, and that such other stockholders may be entitled to sell their securities at the same time, or pursuant to the same registration and underwriting, as Dukker hereunder.

     4.4  Expenses of Registration.  The Company shall bear all Registration
          ------------------------
Expenses incurred in connection with the Company's obligations hereunder. Dukker shall bear all Selling Expenses relating to the Registrable Securities and all other registration expenses.

     4.5  Information by Holder.  Dukker shall, as a condition to including
          ---------------------
Registrable Securities in the Registration Statement, furnish to the Company and to the underwriter, if any, such information regarding himself, the Registrable Securities and the intended method of disposition of the Registrable Securities proposed by Dukker as the Company or such underwriter reasonably may request in writing in connection with the Registration Statement. At any time during the effectiveness of the Registration Statement, if Dukker becomes aware of any change materially affecting the accuracy of the information relating to himself contained in the Registration Statement or related prospectus, Dukker shall promptly notify the Company of such change.

     4.6  Transfer of Registration Rights.  The rights to cause the Company to
          -------------------------------
register securities granted to Dukker under this Paragraph 4 may not be assigned or transferred to any person without the Company's prior written consent, which shall not be withheld unreasonably or in bad faith.

     4.7  "Market Stand-Off" Agreement.
          ----------------------------

          (a)  Legends. Dukker understands and agrees that the Company shall
               -------
cause the legend set forth below, or a substantially equivalent legend, to be placed upon any certificate(s) evidencing ownership of the Registrable Securities, together with any other legends that may be required by the Company, any other agreement, or applicable state or federal securities laws:

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b)  Lock-Up Period. Dukker hereby agrees that, in connection with any
               --------------
registration of the offering of any securities for the account of the Company under the Securities Act (other than as permitted by this Agreement or relating solely to the sale of securities to participants in a Company stock or other benefit plan) or with the sale of convertible or other securities for the account of the Company to qualified institutional buyers pursuant to Rule 144A (or to institutional accredited investors as defined in Rule 501(a)(1), (2), (3) and (7) promulgated under the Securities Act or to non-U.S. purchasers pursuant to Regulation S promulgated under the Securities Act) (such offering or sale being a "Company Transaction"), Dukker shall not, directly or indirectly, sell, offer to sell, pledge, contract to sell, make any short sale of, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber any Registrable Securities or other securities of the Company during the 90-day period (or such other shorter period as may be requested by the managing underwriter and agreed to by the Company) following the effective date of the registration statement or the date of the final offering memorandum relating to the Company Transaction Dukker further agrees, if so requested by the Company or any representative of its underwriters, to enter into a lock-up agreement with such underwriter to the effect set forth in the preceding sentence and in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

     4.8  Successor Obligations.  If, prior to the one-year anniversary of the
          ---------------------
effective date of this Agreement, any consolidation or merger of the Company with another entity, or the sale of all or substantially all of its assets to another entity, shall be effected in such a way that holders of Common Stock shall be entitled to receive in exchange for their shares of Common Stock securities (the "Exchange Securities") of a class that is registered pursuant to either Section 12(b) or Section 12(g) of the Exchange Act and which have not been registered pursuant to the Securities Act, then the Company shall use all reasonable efforts to ensure that the issuer of the Exchange Securities agrees to register for resale by Dukker the Exchange Securities for which Registrable Securities held by Dukker are exchanged; such registration to be on the same terms and subject to the same conditions as nearly as practicable as those set forth in this Paragraph 4 (but only with respect to the balance of the original one-year period contemplated by this Paragraph 4).

                                 ATTACHMENT D

                                EMACHINES, INC.

                          INDEMNIFICATION AGREEMENT


     This Indemnification Agreement ("Agreement") is effective as of June 1,
                                                                         --
1999 by and between emachines, Inc, a Delaware corporation (the "Company"), and Stephen Dukker, ("Indemnitee").
--------------

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

     WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by law;


     WHEREAS, the Company and Indemnitee to recognize the continued difficulty in obtaining liability insurance for the Company's directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;


     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited; and

     WHEREAS, the Company and Indemnitee desire to continue to have in place the additional protection provided by an indemnification agreement to provide indemnification and advancement of expenses to the Indemnitee to the maximum extent permitted by Delaware law;

     WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

     NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

     1.   Certain Definitions.
          -------------------

          (a) "Change in Control" shall mean, and shall be deemed to have occurred if, on or after the date of this Agreement, (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) (the "Exchange Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities (as defined below), (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

          (b) "Claim" shall mean with respect to a Covered Event (as defined below): any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other.

          (c) References to the "Company" shall include, in addition to emachines, Inc., any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which emachines, Inc. (or any of its wholly-owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agents or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

          (e) "Expenses" shall mean any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld), actually and reasonably incurred, of any Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

          (f)  "Expense Advance" shall mean a payment to Indemnitee pursuant to
Section 3 of Expenses in advance of the settlement of or final judgement in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

          (g) "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          (i)  "Reviewing Party" shall mean, subject to the provisions of
Section 2(d), any person or body appointed by the Board of Directors in accordance with applicable law to review the Company's obligations hereunder and under applicable law, which may include a member or members of the Company's Board of Directors, Independent Legal Counsel or any other person or body not a party to the particular Claim for which Indemnitee is seeking indemnification.

          (j) "Section" refers to a section of this Agreement unless otherwise indicated.

          (k) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     2.   Indemnification.
          ---------------


          (a)  Indemnification of Expenses.  Subject to the provisions of
               ---------------------------
Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses.

          (b)  Review of Indemnification Obligations.  Notwithstanding the
               -------------------------------------
foregoing, in the event any Reviewing Party shall have determined (in a written opinion, in any case in which

Independent Legal Counsel is the Reviewing Party) that Indemnitee is not entitled to be indemnified hereunder under applicable law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid in indemnifying Indemnitee; provided, however, that if Indemnitee has commenced or thereafter
            --------  -------
commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under applicable law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be unsecured and no interest shall be charged thereon.

          (c) Indemnitee Rights on Unfavorable Determination: Binding Effect. If
              --------------------------------------------------------------
any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including these legal or factual bases therefor, and, subject to the provisions of Section 14, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

          (d) Selection of Reviewing Party: Change in Control. If there has not
              -----------------------------------------------
been a Change in Control, any Reviewing Party shall be selected by the Board of Directors, and if there has been such Change in Control (other than a Change in Control) which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement or under the Company's certificate of incorporation or bylaws as now or hereafter in effect, or under any other applicable law, if desired by Indemnitee, shall be Independent Legal Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be entitled to be indemnified hereunder under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Independent Legal Counsel in connection with all matters concerning a single Indemnitee, and such Independent Legal Counsel shall be the Independent Legal Counsel for any or all other Indemnitees unless (i) the employment of separate counsel by one or more Indemnitees has been previously authorized by the Company in writing, or (ii) an Indemnitee shall have provided to the Company a written statement that such Indemnitee has reasonably concluded that there may be a conflict of interest between such Indemnitee and the other Indemnitees with respect to the matters arising under this Agreement.

          (e)  Mandatory Payment of Expenses.  Notwithstanding any other
               -----------------------------
provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     3.   Expense Advances.
          ----------------

          (a)  Obligation to Make Expense Advances.  The Company shall make
               -----------------------------------
Expense Advances to Indemnitee upon receipt of a written undertaking by or on behalf of the Indemnitee to repay such amounts if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified therefore by the Company.

          (b)  Form of Undertaking. Any obligation to repay any Expense Advances
               -------------------
hereunder pursuant to a written undertaking by the Indemnitee shall be unsecured and no interest shall be charged thereon.

          (c)  Determination of Reasonable Expense Advances. The parties agree
               --------------------------------------------
that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable.

     4.   Procedures for Indemnification and Expense Advances.
          ---------------------------------------------------

          (a)  Timing of Payments. All payments of Expenses (including without
               ------------------
limitation Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than forty-five (45) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than forty-five (45) business days after such written demand by Indemnitee is presented to the Company.

          (b)  Notice/Cooperation by Indemnitee. Indemnitee shall, as a
               --------------------------------
condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          (c)  No Presumptions; Burden of Proof.  For purposes of this
               --------------------------------
Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo
                                                                 ----
contendere, or its equivalent, shall not create a presumption that Indemnitee
----------
did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or applicable law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement or applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          (d) Notice to Insurers. If, at the time of the receipt by the Company
              ------------------
of a notice of a Claim pursuant to Section 4(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies.

          (e) Selection of Counsel. In the event the Company shall be obligated
              --------------------
hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently retained by or on behalf of Indemnitee with respect to the same Claim; provided, however, that, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indeminitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

     5.   Additional Indemnification Rights: Nonexclusivity.
          -------------------------------------------------

          (a) Scope. The Company hereby agrees to indemnify the Indemnitee to
              -----
the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's certificate of incorporation, the Company's bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 10(a) hereof.

          (b)  Nonexclusivity. The indemnification and the payment of Expense
               --------------
Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's certificate of incorporation, its bylaws, any other agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

     6.   No Duplication of Payments. The Company shall not liable under this
          --------------------------
Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's certificate of incorporation, bylaws or otherwise) of the amounts otherwise payable hereunder.

     7.   Partial Indemnification. If Indemnitee is entitled under any provision
          -----------------------
of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     8.   Mutual Acknowledgment. Both the Company and Indemnitee acknowledge
          ---------------------
that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify Indemnitee.

     9.   Liability Insurance. To the extent the Company maintains liability
          -------------------
insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are provided to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     10.  Exceptions. Notwithstanding any other provision of this Agreement, the
          ----------
Company shall not be obligated pursuant to the terms of this Agreement:

          (a)  Excluded Action or Omissions. To indemnify Indemnitee for
               ----------------------------
Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law, provided, however, that notwithstanding any limitation set forth in this Section 10(a) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or applicable law.

          (b)  Claims Initiated by Indemnitee. To indemnify or make Expense
               ------------------------------
Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's certificate of incorporation or bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under Section 145 of the Delaware General Corporation Law, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, or insurance recovery, as the case may be.

          (c)  Lack of Good Faith. To indemnify Indemnitee for any Expenses
               ------------------
incurred by the Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

          (d)  Claims Under Section 16(b). To indemnify Indemnitee for expenses
               --------------------------
and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Exchange Act, or any similar successor statute; provided, however, that notwithstanding any limitation set forth in this Section 10(d) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.

     11.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall constitute an original.

     12.  Binding Effect; Successors and Assigns. This Agreement shall be
          --------------------------------------
binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business or assets of the Company, by written agreement in form and substance satisfactory of Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary (as applicable) of the Company or of any other enterprise at the Company's request.

     13.  Expenses Incurred in Action Relating to Enforcement or Interpretation.
          ---------------------------------------------------------------------
In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Idemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; provided, however, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respects to such action.

     14.  Notice. All notices, requests, demands and other communications under
          ------
this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     15.  Consent to Jurisdiction. The Company and Indemnitee each hereby
          -----------------------
irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Court of Chancery of the State of Delaware in and for New Castle County, which shall be the exclusive and only proper forum for adjudicating such a claim.

     16.  Severability. The provisions of this Agreement shall be severable in
          ------------
the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17.  Choice of Law.  This Agreement, and all rights, remedies, liabilities,
          -------------
powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

     18.  Subrogation.  In the event of payment under this Agreement, the
          -----------
Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19.  Amendment and Termination. No amendment, modification, termination or
          -------------------------
cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

     20.  Integration and Entire Agreement.  This Agreement sets forth the
          --------------------------------
entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereto between the parties hereto.

     21.  No Construction as Employment Agreement.  Nothing contained in this
          ----------------------------------------
Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.




     IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.


EMACHINES, INC.


By:            /s/ Steven H. Miller
               ---------------------------------

Print Name:    STEVEN H. MILLER
               ---------------------------------

Title:         CFO
               ---------------------------------

Address:       14350 Myford Road, Suite 100

               Irvine, CA 92606


AGREED TO AND ACCEPTED

INDEMNITEE:

/s/ STEPHEN DUKKER
-----------------------------------
Name:
Title:  CEO


Address: 2830 Buchanan St.
         --------------------------
         San Francisco, CA 94123
-----------------------------------

___________________________________